Exhibit 99.1
Office of the United States Trustee

In re:
     The Kushner-Locke Company
Chapter 11
Case No. LA 01-44828-SB (Substantively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	87

For the Period FROM:	1/1/2009

TO:	1/31/2009

		Collateral	Concentration	City National
CASH ACTIVITY ANALYSIS (Cash Basis Only)		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$11,543,149.08	$10,537,332.51	$1,253,713.60

B. Less: Total Disbursements per all Prior Statements		$10,940,576.94	$10,335,876.20	$45,066.80

C. Beginning Balance		$870,905.35	$267,412.52	$1,208,646.80

D. Receipts during Current Period
Description

1/9/2009	WABC	$18,750.00
1/14/2009	Wire Transfer		$45,000.00
1/27/2009	Vision Films			$15,005.87
1/28/2009	Media 8		$150,000.00
1/30/2009	Wire Transfer		$40,000.00
1/30/2009	interest	$51.86

TOTAL RECEIPTS THIS PERIOD		$18,801.86	$235,000.00	$15,005.87	—

E. Balance Available (C plus D)		$889,707.21	$502,412.52	$1,223,652.67	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 87	Page 2 of 3

F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

1334	01/02/2009	Stutman Treister & Glatt		$60,565.21
Wire	01/02/2009	ADP		$82.96
1336	01/09/2009	AT & T		$83.16
1337	01/09/2009	AT & T		$291.72
1338	01/09/2009	City Of Beverly Hills		$416.13
1339	01/09/2009	Global Media Television		$3,750.00
1340	01/09/2009	Kevin Marino Expenses		$93.75
1341	01/09/2009	Secretary of State		$25.00
1343	01/09/2009	Bonded Services		$4,000.00
Wire	01/13/2009	Payroll Tax		$6,459.24
8562	01/13/2009	Payroll		$1,363.01
8563	01/13/2009	Payroll		$5,852.69
8564	01/13/2009	Payroll		$2,897.52
Wire	01/14/2009	Comerica Bank		$171.32
1344	01/14/2009	Clumeck Stern Schenkelberg & Getzoff		$1,400.00
1345	01/14/2009	Digitronix One		$173.24
1346	01/14/2009	Keren Aminia Expenses		$1,145.97
1347	01/14/2009	Point 360		$105.60
1348	01/14/2009	Recall		$918.80
1349	01/14/2009	USI		$1,827.00
Wire	01/14/2009	Wire Transfer	$45,000.00
Wire	01/16/2009	ADP		$20.00
Wire	01/23/2009	ADP		$162.96
1351	01/23/2009	AT & T		$85.59
1352	01/23/2009	ITE Solutions		$345.00
1353	01/23/2009	Kevin Marino Expenses		$127.55
1354	01/23/2009	New Beginnings Enterprises		$4,720.30
1355	01/23/2009	AT & T		$278.71
Wire	01/27/2009	Payroll Tax		$7,457.93
8565	01/27/2009	Payroll		$1,362.99
8566	01/27/2009	Payroll		$7,127.90
8567	01/27/2009	Payroll		$2,897.52
1356	01/28/2009	Blue Shield		$319.00
1357	01/28/2009	Bowne of Los Angeles		$499.00
Wire	01/30/2009	Wire Transfer	$40,000.00
Wire	01/30/2009	ADP		$90.15
Wire	01/30/2009	City National Bank			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$85,000.00	$117,116.92	$50.00	—

G. Ending Balance (E less F)			$804,707.21	$385,295.60	$1,223,602.67	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 87	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£219,874.21	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£246,939.88	Pound Sterling	Time Deposit	(KL’ s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$39,960.31
Denial Venture	1890-69-6501	$244,500.56
Cracker LLC	1891-04-1665	$15,569.01
Swing	323-518095	$13,031.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

Debtor in Possession